UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2008 (July 3, 2008)
SPHERIS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-132641	62-1805254

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9009 Carothers Pkwy., Ste. C-3, Franklin, Tennessee	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 261-1500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     In connection with the resignation noted below, Spheris Holding III, Inc. and Gregory T. Stevens will enter into an Independent Contractor Agreement pursuant to which Mr. Stevens will advise and consult with Spheris Holding III, Inc. and its subsidiaries on an as needed basis through December 31, 2008. As set forth in Item 5.02 below, Mr. Stevens tendered his resignation as Chief Administrative Officer, General Counsel and Secretary of Spheris Inc. (the “Company”) to be effective July 18, 2008. As consideration for his services under the Independent Contractor Agreement, Mr. Stevens’ equity grants in Spheris Holding III, Inc. shall continue to vest and his reasonable out of pocket expenses shall be reimbursed.
     The foregoing description of the Independent Contractor Agreement does not purport to be complete and is qualified in its entirety by reference to the form of the agreement, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As noted above, Gregory T. Stevens tendered his resignation as Chief Administrative Officer, General Counsel and Secretary of the Company, to be effective as of July 18, 2008. In connection with his resignation, Mr. Stevens will enter into an Independent Contractor Agreement with Spheris Holding III, Inc. through December 31, 2008, the form of which is attached hereto as Exhibit 10.1, as described in Item 1.01 above. Upon his resignation from the Company, Mr. Stevens will become the Executive Vice President, General Counsel and Secretary of Emdeon Business Services, LLC, a leading provider of revenue cycle management and payment solutions based in Nashville, Tennessee. The Company currently does not have plans to replace Mr. Stevens and intends for current members of the Company’s senior management team and the remaining members of the Company’s legal department to assume Mr. Steven’s responsibilities upon his departure from the Company.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibit:
     The following exhibit is filed or furnished herewith as noted above:

Exhibit Number	Description

10.1	Form of Independent Contractor Agreement between Spheris Holding III, Inc. and Gregory T. Stevens.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIS INC.
Date: July 9, 2008	By:	/s/ Brian P. Callahan
Brian P. Callahan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Independent Contractor Agreement between Spheris Holding III, Inc. and Gregory T. Stevens.

4